UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

SLM Student Loan Trust 2009-2
 (Exact name of registrant as specified in its charter)

Delaware	333-141930-15	61-1466416
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Bank of New York Mellon Trust Co, N.A., 10161Centurion Parkway, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 703 984-6419

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2009-2.

SLM Student Loan Trust 2009-2 (the “Trust”) was formed on January 6, 2009 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of January 6, 2009, among SLM Funding LLC (“SLM Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as the eligible lender trustee (the “Eligible Lender Trustee”) and BNY Mellon Trust of Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of April 21, 2009 pursuant to the Amended and Restated Trust Agreement by and among SLM Funding, the Eligible Lender Trustee, Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”) and the Delaware Trustee.

On April 15, 2009, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives of the underwriters named in the Underwriting Agreement (collectively, the “Representatives”), on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes (the “Notes”) to be issued by the Trust. On April 17, 2009, SLM Funding, ECFC and SLM Corporation on the one hand, and the Representatives, on the other, executed and delivered the Pricing Agreement relating to the Notes.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of April 21, 2009, by and among SLM Funding, ECFC and The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for the benefit of SLM Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of April 21, 2009, by and among Bluemont Funding LLC (“Bluemont Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Bluemont Funding (the “Bluemont Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc., as the servicer (the “Servicer”); (c) the Purchase Agreement, dated as of April 21, 2009, by and among Town Center Funding LLC (“Town Center Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Town Center Funding (the “Town Center Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Purchase Agreement, dated as of April 21, 2009, by and among Town Hall Funding LLC (“Town Hall Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Town Hall Funding (the “Town Hall Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Purchase Agreement, dated as of April 21, 2009, by and among VL Funding LLC (“VL Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for VL Funding (the “VL Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (f) the Interim Trust Agreement, dated as of April 21, 2009, by and between SLM Funding and the Interim Eligible Lender Trustee; (g) the Interim Trust Agreement, dated as of April 21, 2009, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of April 21, 2009, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee; (i) the Interim Trust Agreement, dated as of April 21, 2009, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee; (j) the Indenture, dated as of April 21, 2009, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (k) the Sale Agreement, dated as of April 21, 2009, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (l) the Administration Agreement, dated as of April 21, 2009, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; and (m) the Servicing Agreement, dated as of April 21, 2009, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On April 21, 2009, the Trust issued $1,845,143,000 of its Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $1,977,901,351.46 of student loans.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

1.1 Underwriting Agreement relating to the Notes, dated April 21, 2009, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.

1.2 Pricing Agreement relating to the Notes, dated April 21, 2009, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.

4.1 Amended and Restated Trust Agreement, dated as of April 21, 2009, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.

4.2 SLM Funding Interim Trust Agreement, dated as of April 21, 2009, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3 Bluemont Funding Interim Trust Agreement, dated as of April 21, 2009, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.

4.4 Town Center Interim Trust Agreement, dated as of April 21, 2009, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.

4.5 Town Hall Interim Trust Agreement, dated as of April 21, 2009, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.

4.6 VL Funding Interim Trust Agreement, dated as of April 21, 2009, by and between VL Funding and the VL Funding Eligible Lender Trustee.

4.7 Indenture, dated as of April 21, 2009, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

5.1 Opinion of Richards, Layton & Finger, P.A., dated April 21, 2009, with respect to due authorization, enforceability and legality of the Notes.

99.1 Purchase Agreement, dated as of April 21, 2009, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2 Purchase Agreement, dated as of April 21, 2009, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3 Purchase Agreement, dated as of April 21, 2009, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4 Purchase Agreement, dated as of April 21, 2009, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5 Purchase Agreement, dated as of April 21, 2009, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.6 Sale Agreement, dated as of April 21, 2009, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.7 Administration Agreement, dated as of April 21, 2009, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.8 Servicing Agreement, dated as of April 21, 2009, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2009-2
By: SLM Funding LLC

Dated: April 27, 2009	By: /s/ Mark D. Rein

Name: Mark D. Rein
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement relating to the Notes, dated April 21, 2009, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated April 21, 2009, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of April 21, 2009, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of April 21, 2009, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Bluemont Funding Interim Trust Agreement, dated as of April 21, 2009, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.
4.4	Town Center Interim Trust Agreement, dated as of April 21, 2009, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.
4.5	Town Hall Interim Trust Agreement, dated as of April 21, 2009, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.
4.6	VL Funding Interim Trust Agreement, dated as of April 21, 2009, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.7	Indenture, dated as of April 21, 2009, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1	Opinion of Richards, Layton & Finger, P.A., dated April 21, 2009, with respect to due authorization, enforceability and legality of the Notes.
99.1	Purchase Agreement, dated as of April 21, 2009, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2	Purchase Agreement, dated as of April 21, 2009, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of April 21, 2009, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Purchase Agreement, dated as of April 21, 2009, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.5	Purchase Agreement, dated as of April 21, 2009, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.6	Sale Agreement, dated as of April 21, 2009, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.7	Administration Agreement, dated as of April 21, 2009, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.8	Servicing Agreement, dated as of April 21, 2009, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.